Securities Act File No. 333-270259

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 1

(Check appropriate box or boxes)

THE LAZARD FUNDs, INC.
(Exact Name of Registrant as Specified in its Charter)

Registrant’s Telephone Number, including Area Code: (212) 632-6000

30 Rockefeller Plaza
New York, New York 10112
(Address of Principal Executive Offices)

Mark R. Anderson, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Service)

COPY TO:

Allison Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

An indefinite number of Registrant’s shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

LAZARD EMERGING MARKETS STRATEGIC EQUITY PORTFOLIO

c/o Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

Dear Stockholder:

At a meeting held on February 23, 2023, the Board of Directors (the “Board”) of The Lazard Funds, Inc. (the “Company”), a Maryland corporation, approved a Plan of Reorganization that provides for the tax-free reorganization of Lazard Emerging Markets Strategic Equity Portfolio (the “Acquired Portfolio”) with and into Lazard Emerging Markets Core Equity Portfolio (the “Acquiring Portfolio” and collectively, with the Acquired Portfolio, the “Portfolios”), pursuant to which the Acquired Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio. Since there are no outstanding Class R6 Shares of the Acquired Portfolio, no Class R6 Shares will be exchanged in the reorganization. The Acquired Portfolio and the Acquiring Portfolio are series of the Company. Lazard Asset Management LLC (“LAM”) is the investment manager to the Acquired Portfolio and the Acquiring Portfolio. The reorganization does not require stockholder approval. The reorganization is expected to occur after the close of business on June 22, 2023 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”).

Management believes that the reorganization will permit Acquired Portfolio stockholders to continue to invest in a fund focused on equity securities of companies that are economically tied to emerging market countries in a larger combined fund. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in equity securities (principally common stocks) of companies whose principal business activities are located in emerging market countries.

In addition, based on the expenses of each Portfolio as of December 31, 2022 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have the same net expense ratio as the corresponding class of the Acquired Portfolio in the current fiscal year. Management also believes that, as a result of becoming stockholders in a larger combined fund, the reorganization should enable Acquired Portfolio stockholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of stockholder expenses over time, permitting LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and also permitting the Portfolios’ service providers to operate and service a single fund (and its stockholders), instead of having to operate and service both Portfolios with similar distribution channels.

After carefully considering the merits of the reorganization, the Board determined that combining the Portfolios is in the best interests of the Acquired Portfolio and approved the Plan of Reorganization. After the Plan of Reorganization is consummated for the Acquired Portfolio, you will no longer be a stockholder of the Acquired Portfolio, but will become a stockholder of the Acquiring Portfolio. The reorganization does not require stockholder approval, and you are not being asked to vote or take any other action in connection with the reorganization.

Further information about the reorganization is contained in the enclosed materials. If you have any questions regarding the enclosed materials, please call (800) 823-6300.

Sincerely,

Mark R. Anderson
Vice President and Secretary
The Lazard Funds, Inc.

April 6, 2023

TRANSFER OF THE ASSETS AND LIABILITIES OF
LAZARD EMERGING MARKETS STRATEGIC EQUITY PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
lazard EMERGING MARKETS CORE EQUITY portfolio

QUESTIONS AND ANSWERS

The enclosed materials include an Information Statement/Prospectus containing information you need to make an informed decision about the reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHY AM I RECEIVING THIS INFORMATION STATEMENT/PROSPECTUS?

The Lazard Emerging Markets Strategic Equity Portfolio (the “Acquired Portfolio”) is being reorganized with and into the Lazard Emerging Markets Core Equity Portfolio (the “Acquiring Portfolio”). You are receiving this Information Statement/Prospectus because you were a stockholder of the Acquired Portfolio as of the close of business on March 24, 2023 (the “Record Date”) and so that we can provide you with details about the reorganization. You will become a stockholder of the Acquiring Portfolio, an open-end investment company managed by Lazard Asset Management LLC (“LAM”), on or about June 22, 2023 (the “Closing Date”), and will no longer be a stockholder of the Acquired Portfolio. You will receive Institutional Shares and Open Shares of the Acquiring Portfolio corresponding to your Institutional Shares and Open Shares of the Acquired Portfolio, respectively, with an aggregate net asset value (“NAV”) equal to the aggregate NAV of your investment in the Acquired Portfolio as of the Closing Date. The Acquired Portfolio will then cease operations and will be terminated as a series of The Lazard Funds, Inc. (the “Company”).

HOW DID THE COMPANY’S BOARD REACH ITS DECISION TO APPROVE THE PLAN OF REORGANIZATION?

After considering the investment objectives and policies of the Acquired Portfolio and the Acquiring Portfolio, the share classes and distribution and servicing arrangements of the Acquired Portfolio and the Acquiring Portfolio, fees and expenses, including the total annual expense ratios, of the Acquired Portfolio and the Acquiring Portfolio, the relative performance of the Acquired Portfolio and the Acquiring Portfolio (while recognizing that past performance is not a guarantee of future returns), valuation of Portfolio assets, the tax consequences of the reorganization, costs to be incurred in connection with the reorganization, and the terms and conditions of the reorganization, the Company’s Board of Directors (the “Board”) believes that reorganizing the Acquired Portfolio into the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the Acquired Portfolio’s stockholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Board determined that reorganizing the Acquired Portfolio into the Acquiring Portfolio, which has the same investment objective and similar investment management policies as those of the Acquired Portfolio, offers potential benefits. These potential benefits include permitting Acquired Portfolio stockholders to continue to invest in a fund focused on equity securities of companies that are economically tied to emerging market countries in a larger combined fund that is anticipated to have, based on the expenses of each Portfolio as of December 31, 2022 and current expense limitation arrangements with respect to both Portfolios, the same net expense ratio as the corresponding class of shares of the Acquired Portfolio. By combining the Acquired Portfolio with the Acquiring Portfolio, the reorganization also should enable Acquired Portfolio stockholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of stockholder expenses over time, permitting LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and also permitting the Portfolios’ service providers to operate and service a single fund (and its stockholders), instead of having to operate and service both Portfolios with similar distribution channels. The potential benefits of the reorganization are described in greater detail in the enclosed Information Statement/Prospectus.

The Board also considered that the reorganization does not require, and would be completed without incurring the costs associated with, holding a special meeting of the Acquired Portfolio’s stockholders.

WHY ARE STOCKHOLDERS NOT BEING ASKED TO APPROVE THE REORGANIZATION?

Under the Company’s Articles of Incorporation and By-Laws, the reorganization does not require the approval of stockholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by stockholders of an acquired fund would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired fund’s stockholders under applicable provisions of the Investment Company Act of 1940, as amended. The types of differences between an acquired fund and an acquiring fund that would require the approval by the acquired fund’s stockholders for a reorganization generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring fund as compared to the acquired fund. None of the factors requiring a stockholder vote are present in the reorganization of the Acquired Portfolio into the Acquiring Portfolio.

WHAT ARE THE EXPECTED BENEFITS OF THE REORGANIZATION FOR ME?

The Board believes that the reorganization will permit Acquired Portfolio stockholders to continue to invest in a fund focused on equity securities of companies that are economically tied to emerging market countries in a larger combined fund. As of December 31, 2022, the Acquiring Portfolio had approximately $94.5 million and the Acquired Portfolio had approximately $44.5 million in net assets. In addition, based on the expenses of each Portfolio as of December 31, 2022 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have the same net expense ratio as the corresponding class of shares of the Acquired Portfolio in the current fiscal year. See “Will the Reorganization Result in a Higher Management Fee or Higher Total Portfolio Expenses?” below and “Summary-Comparison of the Acquiring Portfolio and the Acquired Portfolio-Fees and Expenses” in the Information Statement/Prospectus. Management believes that, as a result of becoming stockholders in a larger combined fund, the reorganization should enable Acquired Portfolio stockholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of stockholder expenses over time. The reorganization should enable LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and permit the Portfolios’ service providers to operate and service a single fund (and its stockholders), instead of having to operate and service both Portfolios with similar distribution channels. The potential benefits of the reorganization are described in greater detail in the enclosed Information Statement/Prospectus.

DO THE PORTFOLIOS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Portfolio and the Acquired Portfolio have the same investment objective and similar investment management policies. Each Portfolio’s investment objective is long-term capital appreciation. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. For each Portfolio, in addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts.

LAM is the investment manager to both the Acquiring Portfolio and the Acquired Portfolio and provides the day-to-day management of both the Acquiring Portfolio’s and the Acquired Portfolio’s investments. State Street Bank and Trust Company serves as the administrator to the Acquiring Portfolio and the Acquired Portfolio. Lazard Asset Management Securities LLC distributes the shares of the Acquiring Portfolio and the Acquired Portfolio. For additional information regarding the Acquiring Portfolio and the Acquired Portfolio, please refer to the enclosed Information Statement/Prospectus.

WHAT ARE THE DIFFERENCES BETWEEN THE PORTFOLIOS?

The Acquired Portfolio invests primarily in equity securities of non-US companies whose principal activities are located in emerging market countries and that LAM believes are undervalued based on their earnings, cash flows or asset values. The Acquired Portfolio may invest in securities of companies of any size, and the market capitalizations of companies in which the Acquired Portfolio invests may vary with market conditions. The Acquiring Portfolio uses a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Acquiring Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more.

The Portfolios have different performance records. The Acquiring Portfolio (inception date for Open Shares October 31, 2013) had a worse performance record than the Acquired Portfolio (inception date for Open Shares May 28, 2010) for the one- and five-year and since inception periods ended December 31, 2022 (although past performance is not a guarantee of future returns). However, the Acquired Portfolio changed its strategy in February 2021 (and changed its name from Lazard Emerging Markets Equity Blend Portfolio). As such, the comparison of the five-year and since inception periods ended December 31, 2022 is heavily influenced by the performance of the Acquired Portfolio’s former strategy. See “Summary-Past Performance” in the Information Statement/Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Stockholders will not recognize any capital gain or loss as a direct result of the reorganization. A stockholder’s tax basis in Acquired Portfolio shares will carry over to the stockholder’s Acquiring Portfolio shares, and the holding period for such Acquiring Portfolio shares will include the holding period for the stockholder’s Acquired Portfolio shares. As a condition to the closing of the reorganization, the Acquired Portfolio and the Acquiring Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s stockholders, or the Acquiring Portfolio as a result of the reorganization.

The Acquired Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards) prior to the reorganization, which distribution would be taxable to stockholders. Management currently estimates that few, if any, of the Acquired Portfolio’s portfolio securities would be sold by the Acquired Portfolio before consummation of the reorganization, and that the Acquired Portfolio would not recognize gains if the sale of such portfolio securities were to occur. As such, management estimates a de minimis amount of brokerage commissions and other transaction costs associated with such portfolio sales, such cost to be borne by the Acquired Portfolio. If contrary to expectation, the Acquired Portfolio recognizes capital gains in any such sales on a net basis, the gains will be distributed to stockholders and may be taxable to stockholders. Certain tax attributes of the Acquired Portfolio will carry over to the Acquiring Portfolio, including the Acquired Portfolio’s capital loss carryforwards that are not used through the consummation of the reorganization (though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio).

For more information about the U.S. federal income tax consequences of the reorganization, see “Information about the Reorganization – Federal Income Tax Consequences”.

WILL I ENJOY THE SAME PRIVILEGES AS A STOCKHOLDER OF THE ACQUIRING PORTFOLIO THAT I CURRENTLY HAVE AS A STOCKHOLDER OF THE ACQUIRED PORTFOLIO?

Yes. The Acquiring Portfolio will offer you the same stockholder privileges, such as the Automatic Reinvestment Plan, Automatic Investment Plan, Systematic Withdrawal Plan, Exchange Privilege and Conversion Feature, that you currently have as a stockholder of the Acquired Portfolio. The privileges you currently have on your Acquired Portfolio account will transfer automatically to your account with the Acquiring Portfolio.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL PORTFOLIO EXPENSES?

No. Under their investment management agreement with LAM, the Acquiring Portfolio and the Acquired Portfolio have each agreed to pay an investment management fee at the annual rate of 1.00% of the value of their respective average daily net assets.

In addition, based on the expenses of each Portfolio as of December 31, 2022 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have the same net expense ratio as the corresponding class of shares of the Acquired Portfolio in the current fiscal year. LAM has contractually agreed to waive its fee and, if necessary, reimburse each Portfolio (until May 1, 2024 for the Acquiring Portfolio and the Acquired Portfolio) to the extent total annual portfolio operating expenses exceed 1.10% and 1.35% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Securities and Exchange Commission) and extraordinary expenses.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

LAM, and not the Acquired Portfolio or the Acquiring Portfolio, will pay the expenses directly related to the reorganization, except that the Acquired Portfolio and the Acquiring Portfolio will bear their respective brokerage commissions and other portfolio transaction costs associated with the reorganization. The expenses of the reorganization are estimated to be approximately $130,000, all of which will be borne by LAM.

COMBINED INFORMATION STATEMENT/PROSPECTUS

INFORMATION STATEMENT FOR:
LAZARD EMERGING MARKETS STRATEGIC EQUITY PORTFOLIO

(A SERIES OF THE LAZARD FUNDS, INC.)

PROSPECTUS FOR:

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

(A SERIES OF THE LAZARD FUNDS, INC.)

April 6, 2023

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement/Prospectus is being furnished to stockholders of the Lazard Emerging Markets Strategic Equity Portfolio (the “Acquired Portfolio”) in connection with a Plan of Reorganization that has been approved by the Board of Directors (the “Board”) of The Lazard Funds, Inc. (the “Company”).

The Plan of Reorganization provides that the Acquired Portfolio transfer all of its assets and liabilities to Lazard Emerging Markets Core Equity Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio, all as more fully described in this Information Statement/Prospectus (the “Reorganization”). Since there are no outstanding Class R6 Shares of the Acquired Portfolio, no Class R6 Shares will be exchanged in the Reorganization. Upon consummation of the Reorganization, the Acquiring Portfolio shares received by the Acquired Portfolio will be distributed to Acquired Portfolio stockholders, with each stockholder receiving a pro rata distribution of the Acquiring Portfolio’s shares (or fractions thereof) for Acquired Portfolio shares held prior to the Reorganization. Each stockholder will receive for his or her Acquired Portfolio shares a number of Institutional Shares or Open Shares (or fractions thereof) of the Acquiring Portfolio with an aggregate net asset value equal to the aggregate net asset value of the stockholder’s Institutional Shares or Open Shares, respectively, as of the date of the Reorganization.

This Information Statement/Prospectus, which should be retained for future reference, concisely sets forth information that you should know about the Acquired Portfolio, the Acquiring Portfolio and the Reorganization.

A Statement of Additional Information (“SAI”) dated April 6, 2023, relating to this Information Statement/Prospectus, has been filed with the Securities and Exchange Commission (the “Commission”) on April 6, 2023 (File No. 333-270259) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Information Statement/Prospectus by reference, and other information regarding the Acquiring Portfolio and the Acquired Portfolio. A copy of the SAI is available without charge by calling (800) 823-6300, or writing to the Acquiring Portfolio at its offices at 30 Rockefeller Plaza, New York, New York 10112-6300.

Shares of the Acquiring Portfolio and the Acquired Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Portfolio, as in the Acquired Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Portfolio’s shares or passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Portfolio and the Acquired Portfolio are open-end management investment companies advised by LAM. The Portfolios have the same investment objective and similar investment management policies. Each Portfolio’s investment objective is long-term capital appreciation. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. For each Portfolio, in addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts. The Acquired Portfolio and the Acquiring Portfolio are both series of the Company. A comparison of the Acquiring Portfolio and the Acquired Portfolio is set forth in this Information Statement/Prospectus.

The Acquiring Portfolio’s Annual Report for its fiscal year ended December 31, 2022 (including its audited financial statements for the fiscal year) accompanies this Information Statement/Prospectus. The financial statements contained in the Acquiring Portfolio’s Annual Report are incorporated into this Information Statement/Prospectus by reference. For a free copy of the Acquired Portfolio’s most recent Prospectus or Annual Report for its fiscal year ended December 31, 2022, please call your financial adviser, or call (800) 823-6300, visit www.lazardassetmanagement.com or write to the Acquired Portfolio at its offices located at 30 Rockefeller Plaza, New York, New York 10112-6300.

APPROVAL OF a PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF The
Acquired Portfolio’S ASSETS AND LIABILITIES
TO THE ACQUIRING portfolio

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Information Statement/Prospectus and the Plan of Reorganization (the “Plan”) attached to this Information Statement/Prospectus as Exhibit A.

Approved Transaction

The Board, a majority of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Acquired Portfolio or the Acquiring Portfolio, has unanimously approved the Plan for the Acquired Portfolio. The Plan provides that on the date of the Reorganization the Acquired Portfolio will assign, transfer and convey to the Acquiring Portfolio all of the assets and liabilities of the Acquired Portfolio, including all securities and cash, in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets. The Acquired Portfolio will distribute all Acquiring Portfolio shares received by it among its stockholders so that each stockholder of the Acquired Portfolio will receive a pro rata distribution of the Acquiring Portfolio’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the stockholder’s Acquired Portfolio shares as of the date of the Reorganization. The Acquiring Portfolio shares received by each Acquired Portfolio stockholders will be of the same share class as the stockholder’s Acquired Portfolio shares. Since there are no outstanding Class R6 Shares of the Acquired Portfolio, no Class R6 Shares will be exchanged in the Reorganization. Thereafter, the Acquired Portfolio will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Acquired Portfolio stockholder will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the Acquiring Portfolio as of the close of business on the date of the Reorganization.

7

The Board has unanimously concluded that the Reorganization is in the best interests of the Acquired Portfolio and that the interests of the Acquired Portfolio’s existing stockholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. As a condition to the closing of the Reorganization, the Acquired Portfolio and the Acquiring Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s stockholders, or the Acquiring Portfolio as a direct result of the Reorganization. The Acquired Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards) prior to the Reorganization, which distribution would be taxable to stockholders. Certain tax attributes of the Acquired Portfolio will carry over to the Acquiring Portfolio, including the Acquired Portfolio’s capital loss carryforwards that are not used through the consummation of the Reorganization (though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio). See “Information about the Reorganization-Federal Income Tax Consequences-Capital Loss Carryforwards.”

Comparison of the Acquiring Portfolio and the Acquired Portfolio

The following discussion provides a comparison of the Acquiring Portfolio and the Acquired Portfolio. It describes the investment objectives and principal investment strategies of each Portfolio, followed by a description of the fees and expenses and portfolio turnover for each Portfolio.

Investment Objectives and Principal Investment Strategies. The Acquiring Portfolio and the Acquired Portfolio have the same investment objective and similar investment management policies. Each Portfolio’s investment objective is long-term capital appreciation. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. For each Portfolio, in addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts. Each Portfolio’s investment objective and policy with respect to the investment of 80% of its assets are non-fundamental policies which may be changed with the approval of the Board upon 60 days’ prior notice to the respective Portfolio’s stockholders.

The Acquired Portfolio invests primarily in equity securities of non-US companies whose principal activities are located in emerging market countries and that LAM believes are undervalued based on their earnings, cash flows or asset values. The Acquired Portfolio may invest in securities of companies of any size, and the market capitalizations of companies in which the Acquiring Portfolio invests may vary with market conditions. With respect to the Acquiring Portfolio, LAM utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Acquiring Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more.

With respect to the Acquired Portfolio, LAM seeks to opportunistically invest in companies with strong and/or improving financial productivity at attractive valuations. LAM focuses on a company’s ability to sustain “value creation” against current and future valuations. Criteria includes return on invested capital and return on equity as well as valuation relative to history, peer group, country, sector and economic potential. Implementation of the Acquired Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Acquired Portfolio’s assets in a particular market sector and/or a particular country.

With respect to the Acquiring Portfolio, LAM uses a proprietary system for fundamental securities analysis, including models generated at the security level, and seeks to identify investment opportunities at any phase of a company’s development. LAM evaluates potential investments with a screening process that focuses on change and may consider factors including market validation, quality, revisions and valuations. LAM may sell a security from the Acquiring Portfolio when the target price is achieved, risk analysis is unfavorable, fundamental investment drivers deteriorate or the investment thesis is invalidated, or there is a negative change in corporate strategy or corporate governance. The allocation of the Acquiring Portfolio’s assets among countries and regions may vary from time to time based on LAM’s judgment and its analysis of market conditions. Implementation of the Acquiring Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Acquiring Portfolio’s assets in a particular market sector and/or a particular country.

8

The Acquiring Portfolio considers a company to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

The Acquiring Portfolio considers emerging market countries to include all countries not represented by the MSCI World Index. The Acquired Portfolio considers emerging market countries to include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Each Portfolio may invest in ETFs, generally those that pursue a passive index-based strategy.

Each Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a stockholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other stockholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of each Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolios. In addition, when LAM determines that adverse market conditions exist, the Portfolios may adopt a temporary defensive position and invest some or all of their assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, each Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Although the Acquired Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

The Acquiring Portfolio and the Acquired Portfolio have the same fundamental investment restrictions.

Sales Charges

Neither Institutional Shares nor Open Shares of the Acquired Portfolio and the Acquiring Portfolio are subject to any sales charges or exchange or redemption fees.

Fees and Expenses

Under their investment management agreement with LAM, the Acquiring Portfolio and the Acquired Portfolio have each agreed to pay an investment management fee at the annual rate of 1.00% of the value of their respective average daily net assets. The investment management fees are accrued daily and paid monthly.

In addition, based on the expenses of each Portfolio as of December 31, 2022 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have the same net expense ratio as the corresponding class of shares of the Acquired Portfolio in the current fiscal year. LAM has contractually agreed to waive its fee and, if necessary, reimburse each Portfolio, through May 1, 2024, to the extent total annual portfolio operating expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. This agreement can only be amended by agreement of the Acquiring Portfolio or the Acquired Portfolio, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the management agreement between LAM and the Company, on behalf of each Portfolio. Based on the expense limitation arrangements then in effect, for the fiscal year ended December 31, 2022, LAM waived a portion of its management fees with respect to the Portfolios, which resulted in the Acquired Portfolio and the Acquiring Portfolio paying LAM an investment management fee at the effective annual rate of 0.73% and 0.98%, respectively, of the Acquired Portfolio’s and the Acquiring Portfolio’s average daily net assets.

9

The fees and expenses set forth in the tables below for the Acquired Portfolio and for the Acquiring Portfolio are as of each Portfolio’s fiscal year ended December 31, 2022 and reflect the expense limitation arrangements described above. The “Pro Forma After Reorganization” operating expenses information set forth below is based on the fees and expenses of each Portfolio as of the fiscal year ended December 31, 2022, as adjusted showing the effect of the consummation of the Reorganization, and reflects current expense limitation arrangements. Annual portfolio operating expenses are paid out of Portfolio assets, so their effect is reflected in the share prices.

	Acquired Portfolio Lazard Emerging Markets Strategic Equity Portfolio Institutional Shares		Acquiring Portfolio Lazard Emerging Markets Core Equity Portfolio Institutional Shares		Acquiring Portfolio Pro Forma After Reorganization Lazard Emerging Markets Core Equity Portfolio Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	none		none		none
Other Expenses	.39%		.23%		.23%
Total Annual Portfolio Operating Expenses	1.39%		1.23%		1.23%
Fee Waiver and Expense Reimbursement[1]	.29%	[2]	.03%	[3]	.13%	[4]
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement	1.10%	[2]	1.20%	[3]	1.10%	[4]

[1]	Restated to reflect current expense limitation agreements.

[2]	Reflects a contractual arrangement, as of December 31, 2022, by LAM to waive its fee and, if necessary, reimburse the Acquired Portfolio until May 1, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Acquired Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. The expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquired Portfolio.
10

[3]	Reflects a contractual arrangement, as of December 31, 2022, by LAM to waive its fee and, if necessary, reimburse the Acquiring Portfolio until May 1, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.20%, 1.45% and 1.15% of the average daily net assets of the Acquiring Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. The expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquiring Portfolio.

[4]	Reflects a contractual arrangement by LAM to waive its fee and, if necessary, reimburse the Acquiring Portfolio until May 1, 2024, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Acquiring Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. The expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquiring Portfolio.

	Acquired Portfolio Lazard Emerging Markets Strategic Equity Portfolio Open Shares		Acquiring Portfolio Lazard Emerging Markets Core Equity Portfolio Open Shares		Acquiring Portfolio Pro Forma After Reorganization Lazard Emerging Markets Core Equity Portfolio Open Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	.25%		.25%		.25%
Other Expenses	.56%		.44%		.44%
Total Annual Portfolio Operating Expenses	1.81%		1.69%		1.69%
Fee Waiver and Expense Reimbursement[1]	.46%	[2]	.24%	[3]	.34%	[4]
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement	1.35%	[2]	1.45%	[3]	1.35%	[4]

[1]	Restated to reflect current expense limitation agreements.
11

[2]	Reflects a contractual arrangement, as of December 31, 2022, by LAM to waive its fee and, if necessary, reimburse the Acquired Portfolio until May 1, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Acquired Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. The expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquired Portfolio.

[3]	Reflects a contractual arrangement, as of December 31, 2022, by LAM to waive its fee and, if necessary, reimburse the Acquiring Portfolio until May 1, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.20%, 1.45% and 1.15% of the average daily net assets of the Acquiring Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. The expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquiring Portfolio.

[4]	Reflects a contractual arrangement by LAM to waive its fee and, if necessary, reimburse the Acquiring Portfolio until May 1, 2024, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Acquiring Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. The expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquiring Portfolio.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Portfolio and the Acquiring Portfolio. The Example assumes that you invest $10,000 in the respective Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangements described above. The Example is based on the net operating expenses of the Portfolios as of their respective fiscal years ended December 31, 2022. The “Pro Forma After Reorganization” Example shows the effect of the consummation of the Reorganization on the Acquired Portfolio and the Acquiring Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Portfolio Lazard Emerging Markets Strategic Equity Portfolio
	Institutional Shares	Open Shares
1 Year	$142	$184
3 Years	$427	$549
5 Years	$734	$938
10 Years	$1,607	$2,028
12

	Acquiring Portfolio Lazard Emerging Markets Core Equity Portfolio
	Institutional Shares	Open Shares
1 Year	$125	$172
3 Years	$375	$503
5 Years	$645	$858
10 Years	$1,415	$1,857

	Acquiring Portfolio Pro Forma After Reorganization—Lazard Emerging Markets Core Equity Portfolio
	Institutional Shares	Open Shares
1 Year	$125	$172
3 Years	$375	$503
5 Years	$645	$858
10 Years	$1,415	$1,857

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect each Portfolio’s performance. During its most recent fiscal year, the Acquired Portfolio’s and the Acquiring Portfolio’s portfolio turnover rates were 23% and 28%, respectively, of the average value of the respective Portfolio’s portfolio.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING portfolio
AND The Acquired Portfolio

This section provides a comparison of the Portfolios. It describes the principal investment risks of investing in each of the Portfolios, followed by comparative performance charts and tables. In addition, this section provides information regarding management of each of the Portfolios. This section also provides, among other things, a description of each Portfolio’s distribution and service arrangements and information about dividends and distributions, investor services, tax information, procedures for purchase, redemption, exchange and valuation of shares and market timing policies.

Investment Risks

The risks of investing in the Portfolios, which apply to both Portfolios except as otherwise noted, are discussed below. The Acquired Portfolio has historically invested significantly in equity securities of companies whose principal business activities are located in emerging market countries. The Acquiring Portfolio has historically invested significantly in equity securities of companies that are economically tied to emerging market countries.

An investment in the Acquiring Portfolio, as well as in the Acquired Portfolio, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Portfolio, as in the Acquired Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

13

Principal Risks

•

Market Risk. The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Policies of governments and central banks, such as the Federal Reserve, may impact not only markets in a specific country but also financial markets worldwide. Policy and legislative changes worldwide are affecting many aspects of financial regulation. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting international and domestic travel, and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be long-term implications for markets and market participants worldwide, including a prolonged global economic slowdown, which may be expected to impact the Portfolio and its investments.

•	Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. Additionally, certain non-US markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Portfolio’s foreign holdings or exposures.

There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the withdrawal of the United Kingdom from the European Union (known as “Brexit”). Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth.

14

•	Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by US or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; nationalization of businesses; and the imposition of sanctions by other countries, such as the US. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information for LAM to evaluate and monitor local companies and impact the Portfolio’s performance. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

•	Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. Except as specifically stated for a Portfolio, LAM generally does not intend to actively hedge the Portfolio’s foreign currency exposure.

•	Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated. Certain countries may limit the ability to convert depositary receipts into the underlying non-US securities and vice versa, which may cause the securities of the non-US company to trade at a discount or premium to the market price of the related depositary receipt. The Portfolio may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Value Investing Risk. Value investments are believed by LAM to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These stocks may respond differently to market and other developments than other types of stocks.

•	Growth Investing Risk. (Acquiring Portfolio only) Growth investments are believed by LAM to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These stocks may respond differently to market and other developments than other types of stocks.
15

•

Sector Risk. (Acquiring Portfolio only) Implementation of the Acquiring Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Acquiring Portfolio’s assets in a particular market sector, such as information technology companies, or companies in the health care, financials or consumer discretionary sectors, and the Acquiring Portfolio would be expected to be affected by developments in that sector.

Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include changes in consumer preferences, competition for qualified personnel, the effects of economic slowdowns, dependence on intellectual property rights and the impact of government regulation.

Companies in the health care sector can be significantly affected by the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel.

Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements; decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt. Deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including the US and international credit and interbank markets generally, which could affect a wide range of financial institutions and markets. In addition, companies in the financials sector are often more highly leveraged than other companies, making them inherently riskier.

The value of companies in the consumer discretionary sector, which manufacture products and provide discretionary services directly to consumers, is tied closely to the performance of the overall US and international economies, interest rates, currency exchange rates and consumer confidence. Success depends heavily on disposable household income and consumer spending. As a result, the consumer discretionary sector encompasses those companies that tend to be the most sensitive to economic cycles. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on profitability. Changes in demographics, social trends and consumer preferences also can affect the demand for, and success of, consumer discretionary products in the marketplace.

16

•

Country Risk. Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular country, such as Japan or China, and the Portfolio would be expected to be affected by political, regulatory, market, economic and social developments affecting that country.

Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan’s economy, although exports as a percentage of global domestic product is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan’s economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan’s economy. The Japanese yen has fluctuated widely at times, and any increase in the yen’s value may cause a decline in Japan’s exports. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen, and such intervention could cause the value of the yen to fluctuate sharply and unpredictably. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China’s export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the US or other countries; or a downturn in any of the economies of China’s key trading partners, may have an adverse impact on the Chinese economy. China has experienced security concerns, such as terrorism and strained international relations, and China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities.

The Portfolio may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law. Thus, the remedies and rights of investors such as the Portfolio may be limited in such circumstances. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and the Portfolios could incur significant losses with

17

no recourse available. If these risks materialize, the value of investments in VIEs could be adversely affected and the Portfolio could incur significant losses with no recourse available.

The Portfolio may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Hong Kong Stock Connect Program (“Stock Connect”). While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Portfolio’s ability to invest in China A-Shares (although the Portfolio would be permitted to sell China A-Shares regardless of the quota balance). Stock Connect is also subject to trading, clearance, settlement and operational risks. Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject the Portfolio to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating. The risks of Stock Connect could, among other things, lead to greater market execution risk and costs for the Portfolio with respect to purchasing and/or selling affected securities.

On November 12, 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, beginning January 11, 2021, US persons (which includes the Portfolio) from transacting in certain securities and derivatives of publicly traded securities of 31 companies designated as a “Communist Chinese military company” (a “CCMC” and such securities collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the US Department of Defense (the “DOD”) or the US Treasury’s Office of Foreign Assets Control (“OFAC”). In the weeks following the issuance of the Order, the DOD designated additional companies as CCMCs. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban several times from the initial date of January 11, 2021 to the most recent date of June 11, 2021 for publicly-traded securities of companies with a name that “closely matches the name” of a designated CCMC but that have not been designated as CCMC Securities. In addition, US persons also are prohibited from transacting in newly designated CCMC Securities 60 days after such designation. As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, US persons were able to divest their holdings in the 31 initially-designated CCMCs at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).

The Portfolio’s holdings in CCMC Securities may adversely impact the Portfolio’s performance. The extent of any impact will depend on future developments, including the Portfolio’s ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

•	Securities Selection Risk. Securities and other investments selected by LAM for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

•	Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when LAM deems it appropriate.

•	Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
18

•	Focused Investing Risk. (Acquired Portfolio only) The Acquired Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Acquired Portfolio’s investments consisted of securities issued by a larger number of issuers.

Additional Risks

In addition to the principal risks described above, both the Acquiring Portfolio and the Acquired Portfolio are subject, except as otherwise noted, to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Portfolio and/or the Acquired Portfolio.

•	Cybersecurity Risk. The Portfolio and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting LAM, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to the Portfolio’s investment trading; the inability of Portfolio stockholders to purchase and redeem Portfolio shares; interference with the Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Portfolio invests; counterparties with which the Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.
19

•	Derivatives and Hedging Risk. Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; writing or purchasing over-the-counter options on securities (including options on interests in ETFs and ETNs, indexes and currencies; structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, security or rate. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to LAM’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions also are subject to operational risk (including from documentation issues, settlement issues, systems failures, inadequate controls, and human error) and legal risk (including risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract).

•	ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of investments made by the ETFs, as well as to the general risks of investing in ETFs. The Portfolio will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. Although Section 12 of the 1940 Act limits the amount of the Portfolio’s assets that may be invested in ETFs, Rule 12d1-4 under the 1940 Act allows the Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions. If Rule 12d1-4 or another exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in ETFs that are registered investment companies to: (1) 3% or less of an ETF’s voting shares, (2) an ETF’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

•	High Portfolio Turnover Risk. (Acquired Portfolio only) The Acquired Portfolio’s investment strategies may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Acquired Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Acquired Portfolio’s stockholders, which will reduce returns to stockholders.
20

•	IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

•

Liquidity Risk. (Acquired Portfolio only) The lack of a readily available market may limit the ability of the Acquired Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Acquired Portfolio, by itself or together with other Portfolios or other accounts managed by LAM, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Acquired Portfolio to dispose of the position at the desired time or price.

•

Other Equity Securities Risk. (Acquired Portfolio only) Preferred stock is subject to credit and interest rate risk and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Acquired Portfolio’s entire investment.

Past Performance

The bar charts and tables below illustrate the risks of investing in the Acquiring Portfolio and the Acquired Portfolio by showing each Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The Acquiring Portfolio and the Acquired Portfolio commenced operations on October 31, 2013 and May 28, 2010, respectively. The bar chart shows how the performance of each Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Portfolio or the Acquired Portfolio will perform in the future.

After-tax returns are shown only for Institutional Shares of the Acquiring Portfolio and the Acquired Portfolio. After-tax performance of each Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The MSCI Emerging Markets Index is the benchmark for each Portfolio.

Acquiring Portfolio

Lazard Emerging Markets Core Equity Portfolio—Institutional Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-1.25	-10.36	+3.47	+40.35	-18.12	+21.59	+11.98	-11.21	-21.63
’14	’15	’16	’17	’18	’19	’20	’21	’22

Best Quarter:	12/31/20	+20.16%

Worst Quarter:	3/31/20	-27.65%
21

Acquiring Portfolio

Lazard Emerging Markets Core Equity Portfolio
Average Annual Total Returns as of 12/31/22

	Inception Date	1 Year	5 Years	Life of Portfolio
Institutional Shares	10/31/2013
Returns Before Taxes		-21.63%	-4.95%	-0.22%
Returns After Taxes on Distributions		-21.76%	-5.03%	-0.27%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-12.26%	-3.40%	0.06%
Open Shares (Returns Before Taxes)	10/31/2013	-21.80%	-5.27%	-0.56%
R6 Shares (Returns Before Taxes)	4/6/2018	-21.58%	N/A	-5.04%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		-20.09%	-1.40%	1.54% (Institutional and Open) -1.61% (R6)

Acquired Portfolio

Lazard Emerging Markets Strategic Equity Portfolio—Institutional Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-1.14	-8.66	-12.74	+13.12	+35.98	-21.05	+24.21	+14.74	-5.54	-19.04
’13	’14	’15	’16	’17	’18	’19	’20	’21	’22

Best Quarter:	12/31/20	+23.24%

Worst Quarter:	3/31/20	-26.93%

Acquired Portfolio

Lazard Emerging Markets Strategic Equity Portfolio
Average Annual Total Returns as of 12/31/22

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio
Institutional Shares	5/28/2010
Returns Before Taxes		-19.04%	-2.96%	0.42%	1.61%
Returns After Taxes on Distributions		-19.33%	-3.01%	0.33%	1.52%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-10.54%	-1.81%	0.63%	1.52%
Open Shares (Returns Before Taxes)	5/28/2010	-19.24%	-3.20%	0.15%	1.33%
R6 Shares (Returns Before Taxes)		-19.04%	-2.96%	0.42%	1.61%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		-20.09%	-1.40%	1.44%	2.70%
22

Investment Manager

LAM, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the investment manager of the Acquiring Portfolio and the Acquired Portfolio. LAM provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Company’s affairs. LAM and affiliated asset management companies in the Lazard Group managed approximately $216.1 billion worth of client assets as of December 31, 2022.

A discussion regarding the basis for the approval of the management agreement between the Company, on behalf of the Acquiring Portfolio and the Acquired Portfolio, and LAM is available in the Portfolios’ semi-annual report to stockholders for the period ended June 30, 2022.

Primary Portfolio Managers

LAM manages the Acquiring Portfolio and the Acquired Portfolio on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the Portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The Acquiring Portfolio is managed by a portfolio management team comprised of Rohit Chopra and Thomas Boyle. Mr. Chopra, a portfolio manager/analyst on LAM’s Emerging Markets Equity team, has been with the Acquiring Portfolio since January 2023. Mr. Chopra is a Managing Director of LAM. He began working in the investment field in 1996. Prior to joining LAM in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley. Mr. Boyle, a portfolio manager/analyst on LAM’s Emerging Markets Core Equity team, has been with the Acquiring Portfolio since October 2013. Mr. Boyle is a Director of LAM. Prior to joining LAM in 2010, Mr. Boyle spent 11 years with Deutsche Asset Management, providing expertise in the areas of bottom-up research, portfolio construction and client service for their Emerging Markets and Latin America Equity institutional and retail strategies.

The Acquired Portfolio is managed by a portfolio management team comprised of Rohit Chopra, who also is a member of the portfolio management team for the Acquiring Portfolio, Ganesh Ramachandran and John R. Reinsberg. Mr. Ramachandran, a portfolio manager/analyst on LAM’s Emerging Income and Emerging Markets Equity teams, has been with the Acquired Portfolio since March 2021. Mr. Ramachandran is a Managing Director of LAM. Mr. Ramachandran began working in the investment field in 1997 when he joined LAM. Mr. Reinsberg, a portfolio manager/analyst on various of LAM’s Global Equity and International Equity teams, has been with the Acquired Portfolio since March 2021. Mr. Reinsberg is a Deputy Chairman of LAM. Prior to joining LAM in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Messrs. Chopra, Ramachandran and Boyle will manage the combined fund if the Reorganization is approved and consummated.

23

Board Members

Because the Acquiring Portfolio and the Acquired Portfolio are both series of the Company, they have the same Board members. A majority of the Board members of the Company are not “interested persons” (as defined in the 1940 Act) of the Acquired Portfolio or the Acquiring Portfolio (“Independent Board Members”).

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is the independent registered public accounting firm for both the Acquiring Portfolio and the Acquired Portfolio.

Capitalization

The Acquired Portfolio has classified and issued two classes of shares—Institutional Shares and Open Shares. The Acquiring Portfolio has classified and issued three classes of shares—Institutional Shares, Open Shares and R6 Shares. In addition, the Acquired Portfolio is authorized to issue R6 Shares, but has not offered R6 Shares as of the date of this Information Statement/Prospectus. Acquired Portfolio stockholders will receive the corresponding class of shares of the Acquiring Portfolio in the Reorganization. The following tables set forth, as of December 31, 2022, (1) the capitalization of the Acquired Portfolio’s Institutional Shares and Open Shares, (2) the capitalization of the Acquiring Portfolio’s Institutional Shares and Open Shares and (3) the pro forma capitalization of the Acquiring Portfolio’s Institutional Shares and Open Shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Acquired Portfolio Lazard Emerging Markets Strategic Equity Portfolio Institutional Shares	Acquiring Portfolio Lazard Emerging Markets Core Equity Portfolio Institutional Shares	Adjustments	Acquiring Portfolio Pro Forma After Reorganization Lazard Emerging Markets Core Equity Portfolio Institutional Shares
Total net assets	$42,053,275	$92,730,429		$134,783,704
Net asset value per share	$10.10	$8.87		$8.87
Shares outstanding	4,163,047	10,455,241	577,289*	15,195,577

	Acquired Portfolio Lazard Emerging Markets Strategic Equity Portfolio Open Shares	Acquiring Portfolio Lazard Emerging Markets Core Equity Portfolio Open Shares	Adjustments	Acquiring Portfolio Pro Forma After Reorganization Lazard Emerging Markets Core Equity Portfolio Open Shares
Total net assets	$2,381,549	$1,426,949		$3,808,498
Net asset value per share	$10.14	$8.85		$8.85
Shares outstanding	234,852	161,234	34,233*	430,319
24

	Acquired Portfolio Lazard Emerging Markets Strategic Equity Portfolio R6 Shares	Acquiring Portfolio Lazard Emerging Markets Core Equity Portfolio R6 Shares	Adjustments	Acquiring Portfolio Pro Forma After Reorganization Lazard Emerging Markets Core Equity Portfolio Institutional Shares
Total net assets	N/A	$346,658		$346,658
Net asset value per share	N/A	$8.88		$8.88
Shares outstanding	0	39,040	0*	39,040

*	Adjustment to reflect the exchange of shares outstanding from the Acquired Portfolio to the Acquiring Portfolio.

As of December 31, 2022, the Acquired Portfolio’s total net assets (attributable to Institutional Shares and Open Shares) and the Acquiring Portfolio’s total net assets (attributable to Institutional Shares, Open Shares and R6 Shares) were $44.5 million and $94.5 million, respectively. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Portfolio and the Acquired Portfolio invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase and Redemption Procedures

The purchase and redemption procedures of the Acquired Portfolio and the Acquiring Portfolio are identical.

General. Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Company’s transfer agent, SS&C Global Investor and Distribution Solutions, Inc. (the “Transfer Agent”) or another authorized entity. Investors transacting in Institutional Shares or R6 Shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker. The Portfolios also offers Open Shares that have different fees and expenses.

Financial intermediaries may have different policies and procedure than those described in this Information Statement/Prospectus or the SAI. Accordingly, the availability of certain shares classes and/or investor services described in this Information Statement/Prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary. To be eligible for the share classes and/or investor services described in this Information Statement/Prospectus or the SAI, you may need to open an account directly with the Company or a financial intermediary that offers such classes and/or services. Financial intermediaries determine the class of shares available for their clients and may receive different compensation for selling one class of shares than for selling another class of shares. Consult a representative of your financial intermediary for further information.

The NAV per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Company will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Company values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or

25

when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio stockholders may not be able to buy or sell Portfolio shares.

Minimum Investment. All purchases made by check should be in US Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Company will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Company shares. Please note the following minimums in effect for initial investments:

Institutional Shares*†	$10,000

Open Shares*†	$2,500

R6 Shares†	$1,000,000

*	Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

†	There is no minimum initial or subsequent investment for Board members and other individuals considered to be affiliates of the Company or LAM and their family members, discretionary accounts with LAM, affiliated and non-affiliated registered investment companies and, for R6 Shares only, Employee Benefit Plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Transfer Agent on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

How to Buy Shares

Through the Transfer Agent

Stockholders who do not execute trades through a broker-dealer or other financial intermediary should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

2.	Send the Purchase Application and a check for at least the minimum investment amount (if applicable) payable to “The Lazard Funds, Inc.” to:
26

regular mail

The Lazard Funds, Inc.

P.O. Box 219441

Kansas City, Missouri 64121-9441

Attention: (Name of Portfolio and Class of Shares)

overnight delivery

The Lazard Funds, Inc.

430 W 7th Street, Suite 219441

Kansas City, Missouri 64105-1407

By Wire

(Your bank may charge you a fee for this service.)

1.	Call (800) 986-3455 toll-free from any state and provide the following:

•	the Portfolio(s) and Class of shares to be invested in
•	name(s) in which shares are to be registered
•	address
•	social security or tax identification number
•	dividend payment election
•	amount to be wired
•	name of the wiring bank, and
•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.	Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street Bank and Trust Company (“State Street”), the Company’s administrator:

ABA #: 011000028

State Street Bank and Trust Company

Boston, Massachusetts

Custody and Shareholder Services Division

DDA 9905-2375

Attention: (Name of Portfolio and Class of Shares)

The Lazard Funds, Inc.

Stockholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase—By Mail” above.
27

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the stockholder’s account number on the check.

2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase—By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase—By Wire” above.

By ACH

Stockholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Investor Services—Automatic Investments”), except that stockholders may choose the date on which to make the purchase. The Company will need a voided check or deposit slip before stockholders may purchase by ACH.

By Exchange

Stockholders may purchase additional shares of a Portfolio by exchange from another Portfolio, as described below under “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Investor Services.”

Purchases through the Automatic Investment Plan (Open Shares only) (Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in a Portfolio through automatic deductions from a designated bank account at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts (“IRAs”) (Open Shares and Institutional Shares only)

The Company may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their stockholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Company will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Company routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Company monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its stockholders, including those requests from any individual or group who, in the Company’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Company will seek to restrict future purchases of Portfolio shares by that account or may

28

temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. When an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the investor. The Company may deem a stockholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the stockholder’s account. For instance, the Company may determine that the stockholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Company with respect to a particular account that is of concern to the Company. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Company may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Company’s policy against abusive trading practices. The Company’s actions may not be subject to appeal.

To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Purchase and Redemption Procedures—General.” The codes of ethics of the Company, LAM and Lazard Asset Management Securities LLC (the “Distributor”) in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Company may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolios.

Except as otherwise noted, all of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Company and LAM will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Company is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Company’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

How to Sell Shares

General

If you request a Portfolio to transmit your redemption proceeds to you by check, the Portfolio expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request a Portfolio to transmit your redemption proceeds to you by wire or ACH, and the Portfolio already has your bank account information on file, the Portfolio expects that your redemption proceeds normally will be wired within one business day or sent by ACH within three business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the Portfolio typically expects and may take up to seven days after your order is received in proper form by the Portfolio’s transfer agent or other authorized entity, particularly for very large redemptions or during periods of stressed market conditions or high redemption volume.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a Portfolio or the determination of the fair value of the Portfolio’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Portfolio stockholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

29

Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to ten calendar days.

Under normal circumstances, each Portfolio expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, Portfolios may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash) if it is determined that a redemption is too large and/or may cause harm to a Portfolio and its stockholders. A Portfolio may make an in-kind redemption under the following circumstances: (1) (i) LAM determines that an in-kind redemption is more advantageous to the Portfolio (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities; or the redeeming stockholder has requested an in-kind redemption; (ii) LAM determines that an in-kind redemption will not favor the redeeming stockholder to the detriment of any other stockholder or the Portfolio; and (iii) LAM determines that an in-kind redemption is in the best interests of the Portfolio; (2) to manage liquidity risk; (3) in stressed market conditions; or (4) subject to the approval of the Board of the Company, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Company, in other circumstances identified by LAM. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Through the Transfer Agent

Stockholders who do not execute trades through a broker-dealer or other financial intermediary should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone

A stockholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the stockholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a signed letter requesting that the telephone redemption privilege be added to the account. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Company has established reasonable procedures to be employed by the Company and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail

1.	Write a letter of instruction to the Company. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the stockholder’s account number, and social security or taxpayer identification number.
2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.
3.	If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.
4.	Send the letter to the Transfer Agent at the following address:

regular mail

The Lazard Funds, Inc.

P.O. Box 219441

Kansas City, Missouri 64121-9441

Attention: (Name of Portfolio and Class of Shares)

30

overnight delivery

The Lazard Funds, Inc.

430 W 7th Street, Suite 219441

Kansas City, Missouri 64105-1407

Distribution and Servicing Arrangements

Each Portfolio offers Institutional Shares and Open Shares and certain Portfolios offer R6 Shares. Each share class has different investment minimums and different expense ratios. The Company has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of 0.25% of the value of the average daily net assets of each Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares and R6 Shares do not pay a rule 12b-1 fee. Financial intermediaries and other third parties may receive payments pursuant to the 12b-1 plan.

LAM or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, stockholder servicing, account administration or other services with respect to Open Shares and Institutional Shares. Such payments are in addition to any fees paid by a Portfolio’s Open Shares under rule 12b-1. The receipt of such payments pursuant to the 12b-1 plan or from LAM or the Distributor could create an incentive for the financial intermediaries to offer a Portfolio instead of other mutual funds where such payments are not received. Financial intermediaries determine the class of shares available for their clients and may receive different compensation for selling one class of shares than for selling another class of shares. Further information is contained in the Portfolios’ SAI, and you should consult your financial intermediary for further details.

Distributions

The dividends and distributions policies of the Acquired Portfolio and the Acquiring Portfolio are identical. For both Portfolios, income dividends are anticipated to be paid annually. For both Portfolios, net capital gains, if any, are normally distributed annually but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about October 15, 2023 at www.lazardassetmanagement.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the prior fiscal year that were not distributed by the end of the fiscal year) are expected to be available on or about July 31, 2023 at www.lazardassetmanagement.com or by calling (800) 823-6300. Any estimated provided may change, perhaps significantly, one or more times prior to the time of declaration of the distribution. Final year-end and any distribution amounts are also expected to be posted at www.lazardassetmanagement.com on the ex-date of the distribution.

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the stockholder’s account on the payment date or, at the stockholder’s election, paid in cash. Each share class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Investor Services

The investor services offered by the Acquired Portfolio and the Acquiring Portfolio are identical. The privileges you currently have on your Portfolio account will transfer automatically to your account with the Acquiring Portfolio. The investor services offered by the Acquired Portfolio and the Acquiring Portfolio are as follows:

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investment Plan allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

31

Exchange Privilege allows you, depending on the arrangements of any broker or other financial intermediary associated with your account through which shares of the Portfolio are held, to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account at the next determined NAV of each Portfolio following the placement of the exchange order. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A stockholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the stockholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Company has established reasonable procedures to be employed by the Company and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Company reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. See “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Purchase and Redemption Procedures—How to Buy Shares—Market Timing/Excessive Trading” for more information about restrictions on exchanges.

Conversion Feature may allow you or one or more brokers or other financial intermediaries authorized by the Company (“Service Agents”), in the Company’s discretion, to convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio. Granting of conversion requests relating to shares held pursuant to an arrangement with a Service Agent depend on the specific arrangements with the Service Agent. Conversion requests from individual stockholders invested in Open Shares in an account not associated with a Service Agent and invested directly with the Portfolio to convert to Institutional Shares will be granted if the stockholder’s holdings meet the Institutional Shares’ minimum initial investment. For federal income tax purposes, a same-Portfolio share class conversion is not expected to result in the realization by the investor of a capital gain or loss; however, stockholders are advised to consult with their own tax advisers with respect to the particular tax consequences to stockholders of an investment in a Portfolio.

General Policies

In addition to the policies described above, the Company, on behalf of the Acquiring Portfolio or the Acquired Portfolio, reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000
•	convert Institutional Shares or R6 Shares held by a stockholder whose account is less than $10,000 to Open Shares, upon written notice to the stockholder
•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC
•	change or waive the required minimum investment amounts

Also, in addition to the policies described above, the Company may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Company’s management:

•	a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected
•	a Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Company also reserves the right to close a Portfolio to investors at any time.

32

Account Statements

As a stockholder of the Acquiring Portfolio and/or the Acquired Portfolio, you will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Company may be mailed to your household, even if you have more than one account with the Company. Call (800) 542-1061 if you need additional copies of annual or semi-annual reports. Call the Transfer Agent at (800) 986-3455 if you need account information.

Tax Information

Please be aware that the following tax information, which applies to stockholders of both the Acquiring Portfolio and the Acquired Portfolio, is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), which are in effect as of the date of this Information Statement/Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to stockholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account.

Federal law requires a Portfolio to withhold taxes on distributions paid to stockholders who:

•	fail to provide a social security number or taxpayer identification number
•	fail to certify that their social security number or taxpayer identification number is correct
•	fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding

Governance Documents

Because the Acquiring Portfolio and the Acquired Portfolio are both Portfolios of the Company, they have the same governance documents. As such, the rights of the Portfolios’ stockholders are the same. Stockholders desiring copies of the Company’s Articles of Incorporation and By-Laws should write to the relevant Portfolio at 30 Rockefeller Plaza, New York, New York 10112-6300, Attention: Legal Department.

Additional Information

Additional information about the Portfolios is incorporated by reference into this Information Statement/Prospectus from the Portfolios’ currently effective SAI forming a part of the Company’s Registration Statement on Form N-1A (File No. 33-40682).

The Acquired Portfolio and the Acquiring Portfolio are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquired Portfolio and the Acquiring Portfolio may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of Portfolio documents can be viewed online or downloaded from www.sec.gov or www.lazardassetmanagement.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

33

financial highlights

The financial highlights tables presented for Institutional Shares and Open Shares of the Acquiring Portfolio and for Institutional Shares, Open Shares and R6 Shares of the Acquired Portfolio are intended to help you understand each Portfolio’s financial performance for the past five years.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. The financial highlights information has been audited by Deloitte & Touche LLP, whose reports, along with each Portfolio’s financial statements, is included in the Portfolios’ Annual Report, which accompanies this Information Statement/Prospectus Statement.

Acquired Portfolio

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$12.87	$13.80	$12.18	$10.02	$12.93
Income (loss) from investment operations:
Net investment income (loss)(a)	0.32	0.19	0.13	0.13	0.17
Net realized and unrealized gain (loss)	(2.77)	(0.96)	1.66	2.29	(2.89)
Total from investment operations	(2.45)	(0.77)	1.79	2.42	(2.72)
Less distributions from:
Net investment income	(0.32)	(0.16)	(0.17)	(0.26)	(0.19)
Total distributions	(0.32)	(0.16)	(0.17)	(0.26)	(0.19)
Net asset value, end of period	$10.10	$12.87	$13.80	$12.18	$10.02
Total Return(b)	-19.04%	–5.54%	14.74%	24.21%	-21.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,053	$57,269	$74,406	$96,399	$291,404
Ratios to average net assets:
Net expenses	1.13%	1.18%	1.22%	1.26%	1.15%
Gross expenses	1.39%	1.33%	1.46%	1.26%	1.15%
Net investment income (loss)	2.94%	1.33%	1.18%	1.16%	1.39%
Portfolio turnover rate	23%	95%	53%	56%	61%
34

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$12.92	$13.85	$12.23	$10.03	$12.95
Income (loss) from investment operations:
Net investment income (loss)(a)	0.31	0.14	0.10	0.14	0.12
Net realized and unrealized gain (loss)	(2.79)	(0.94)	1.65	2.29	(2.89)
Total from investment operations	(2.48)	(0.80)	1.75	2.43	(2.77)
Less distributions from:
Net investment income	(0.30)	(0.13)	(0.13)	(0.23)	(0.15)
Total distributions	(0.30)	(0.13)	(0.13)	(0.23)	(0.15)
Net asset value, end of period	$10.14	$12.92	$13.85	$12.23	$10.03
Total Return(b)	-19.24%	–5.75%	14.39%	24.21%	-21.39%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,382	$2,949	$4,019	$5,977	$6,200
Ratios to average net assets:
Net expenses	1.38%	1.43%	1.48%	1.52%	1.53%
Gross expenses	1.81%	1.71%	1.83%	1.77%	1.53%
Net investment income (loss)	2.77%	1.01%	0.88%	1.27%	1.01%
Portfolio turnover rate	23%	95%	53%	56%	61%

(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Acquired Portfolio may have been waived or reimbursed by LAM, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Acquired Portfolio’s returns would have been lower.
35

Acquiring Portfolio

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$11.56	$13.12	$11.79	$9.89	$12.30
Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.08	0.08	0.20	0.16
Net realized and unrealized gain (loss)	(2.67)	(1.55)	1.33	1.93	(2.39)
Total from investment operations	(2.50)	(1.47)	1.41	2.13	(2.23)
Less distributions from:
Net investment income	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Total distributions	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Net asset value, end of period	$8.87	$11.56	$13.12	$11.79	$9.89
Total Return(b)	-21.63%	–11.21%	11.98%	21.59%	–18.12%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,730	$156,284	$209,503	$197,213	$207,955
Ratios to average net assets:
Net expenses	1.22%	1.16%	1.20%	1.18%	1.18%
Gross expenses	1.23%	1.16%	1.20%	1.18%	1.18%
Net investment income (loss)	1.75%	0.64%	0.70%	1.83%	1.44%
Portfolio turnover rate	28%	31%	23%	19%	30%
36

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$11.53	$13.09	$11.76	$9.87	$12.27
Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.04	0.04	0.16	0.11
Net realized and unrealized gain (loss)	(2.65)	(1.55)	1.33	1.92	(2.37)
Total from investment operations	(2.51)	(1.51)	1.37	2.08	(2.26)
Less distributions from:
Net investment income	(0.17)	(0.05)	(0.04)	(0.19)	(0.14)
Total distributions	(0.17)	(0.05)	(0.04)	(0.19)	(0.14)
Net asset value, end of period	$8.85	$11.53	$13.09	$11.76	$9.87
Total Return(b)	-21.80%	–11.53%	11.66%	21.08%	–18.43%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,427	$2,113	$2,544	$2,425	$1,853
Ratios to average net assets:(c)
Net expenses	1.48%	1.50%	1.50%	1.55%	1.58%
Gross expenses	1.69%	1.55%	1.62%	1.90%	2.00%
Net investment income (loss)	1.46%	0.34%	0.35%	1.48%	1.00%
Portfolio turnover rate	28%	31%	23%	19%	30%
37

	Year Ended
Selected data for a share of capital stock outstanding throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	For the Period 4/6/18* to 12/31/18
R6 Shares
Net asset value, beginning of period	$11.57	$13.13	$11.80	$9.89	$12.21
Income (loss) from investment operations:
Net investment income (loss)(a)	0.18	0.09	0.07	0.20	0.14
Net realized and unrealized gain (loss)	(2.68)	(1.56)	1.34	1.94	(2.28)
Total from investment operations	(2.50)	(1.47)	1.41	2.14	(2.14)
Less distributions from:
Net investment income	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Total distributions	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Net asset value, end of period	$8.88	$11.57	$13.13	$11.80	$9.89
Total Return(b)	-21.58%	–11.19%	11.97%	21.69%	–17.52%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$347	$311	$544	$597	$494
Ratios to average net assets:(c)
Net expenses	1.18%	1.16%	1.20%	1.18%	1.16%
Gross expenses	2.11%	1.91%	1.87%	3.23%	7.68%
Net investment income (loss)	1.87%	0.66%	6.30%	1.80%	1.71%
Portfolio turnover rate	28%	31%	23%	19%	30%

*	The inception date for the R6 Shares was April 6, 2018.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Acquiring Portfolio may have been waived or reimbursed by LAM, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Acquiring Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year except for non-recurring expenses.

REASONS FOR THE REORGANIZATION

After management of LAM recommended to the Board that the Acquired Portfolio be reorganized with and into the Acquiring Portfolio, the Board determined that the Plan of Reorganization was advisable and in the best interests of the Acquired Portfolio and that the interests of the Acquired Portfolio’s stockholders will not be diluted as a result thereof, and approved the Plan of Reorganization.

In connection with the Board’s review of the Plan of Reorganization, LAM advised the Board about a variety of matters, including but not limited to:

1.	The Acquired Portfolio has the same investment objective and similar investment management policies as those of the Acquired Portfolio;
2.	There is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Portfolio or its stockholders as a result of the Reorganization;
3.	The Acquiring Portfolio, in accordance with its investment guidelines, is permitted to hold all the investments of the Acquired Portfolio;
4.	The continuity of certain members of the portfolio management teams;
5.	The Acquiring Portfolio had a worse performance record than the Acquired Portfolio for the one- and five-year and since inception periods ended December 31, 2022, however, the Acquired Portfolio
38

changed its strategy in February 2021 (and changed its name from the Lazard Emerging Markets Equity Blend Portfolio). As such, the comparison of the five-year and since inception periods ended December 31, 2022 is heavily influenced by the performance of the Acquired Portfolio’s former strategy;

6.	The asset base of the Acquiring Portfolio as compared to that of the Acquired Portfolio – as of December 31, 2022, the Acquired Portfolio had net assets of approximately $44.5 million and the Acquiring Portfolio had net assets of approximately $94.5 million;
7.	The opportunity for Acquired Portfolio stockholders to continue to invest in a fund focused on equity securities of companies that are economically tied to emerging market countries in a larger combined portfolio;
8.	The ability of the combined portfolio to utilize the Acquired Portfolio’s capital loss carryforwards.
9.	The potential for broader distribution opportunities of the Acquiring Portfolio as compared to the Acquired Portfolio due to the expected scale of the larger combined Portfolio;
10.	The expectation that, based on the expenses of each Portfolio as of December 31, 2022 and current expense limitation arrangements with respect to both Portfolios, the combined portfolio will have the same next expense ratio as the corresponding class of shares of the Acquired Portfolio;
11.	The potential expense savings for stockholders as a result of economies of scale and the spreading of fixed costs across a larger asset base which may result in a reduction of stockholder expenses over time, permitting LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and also permitting the Portfolios’ service providers to operate and service a single fund (and its stockholders), instead of having to operate and service both Portfolios with similar distribution channels;
12.	The terms and conditions of the Reorganization, which would affect the price of shares to be issued in the Reorganization;
13.	The estimated expenses of the Reorganization; and
14.	The expected tax-free nature of the Reorganization.

The Board considered that the Reorganization presents an opportunity for the Acquiring Portfolio to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Portfolio.

In determining whether to approve the Plan of Reorganization, the Board considered the following factors: (1) the compatibility of the Acquired Portfolio’s and the Acquiring Portfolio’s investment objectives and policies; (2) share classes and distribution and servicing arrangements of the Acquired Portfolio and the Acquiring Portfolio; (3) information regarding the fees and expenses of the of the Acquired Portfolio and the Acquiring Portfolio; (4) the relative performance of the Acquired Portfolio and the Acquiring Portfolio (while recognizing that past performance is not a guarantee of future returns); (5) valuation of Portfolio assets; (6) the tax consequences of the Reorganization; (7) costs to be incurred in connection with the Reorganization; and (8) the terms and conditions of the Reorganization.

For the reasons described above, the Board, a majority of which is comprised of Independent Board Members, approved the Plan of Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization

The following is a brief summary of the terms of the Plan, which is attached to this Information Statement/Prospectus as Exhibit A. The Plan provides that the Acquiring Portfolio will acquire all of the assets and liabilities of the Acquired Portfolio in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio on June 22, 2023 or such other date as may be agreed upon by the parties (the “Closing Date”). Since there are no outstanding Class R6 Shares of the Acquired Portfolio, no Class R6 Shares will be exchanged in the Reorganization. The number of Institutional Shares and Open Shares of the Acquiring Portfolio to be issued to the Acquired Portfolio will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Acquired Portfolio and the Acquiring Portfolio, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Acquired Portfolio and the Acquiring Portfolio will be valued in accordance with the valuation practices of the Acquiring Portfolio, which are the same as those of the Acquired Portfolio and are described above and in the Portfolios’ SAI.

39

On or before the Closing Date, the Acquired Portfolio will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Acquired Portfolio stockholders all of the Acquired Portfolio’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for capital loss carryforwards). Any such distribution would be taxable to Acquired Portfolio stockholders.

As soon as conveniently practicable after the Closing Date, the Acquired Portfolio will liquidate and distribute pro rata to holders of its Institutional Shares and Open Shares of record, as of the close of business on the Closing Date, the Acquiring Portfolio Institutional Shares and Open Shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Portfolio in the name of each Portfolio stockholder, each account being credited with the respective pro rata number of Acquiring Portfolio shares due to the stockholder. The Acquiring Portfolio shares received by each Acquired Portfolio stockholder will be of the same share class as the stockholder’s Acquired Portfolio shares. After such distribution and the winding up of its affairs, the Acquired Portfolio will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Acquired Portfolio shares will be canceled and the Acquiring Portfolio shares distributed to the Acquired Portfolio’s stockholder’s of record will be reflected on the books of the Acquiring Portfolio as uncertificated, book-entry shares.

The Plan may be amended by the Board at any time prior to the Reorganization. The Acquired Portfolio will provide its stockholders with information describing any material amendment to the Plan prior to the Reorganization. The obligations of the Company, on behalf of the Acquired Portfolio and the Acquiring Portfolio, under the Plan are subject to various conditions. One such condition to the Reorganization is that the Acquired Portfolio and the Acquiring Portfolio receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s stockholders, or the Acquiring Portfolio as a result of the Reorganization. The Plan may be terminated and abandoned by the Board at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Portfolio’s stockholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, for legal and accounting expenses, printing, postage and mailing costs, and regulatory filing fees, are expected to be approximately $130,000, which will be borne by LAM. The Acquiring Portfolio and the Acquired Portfolio will bear their respective portfolio transaction costs, including those associated with the Reorganization. See “—Sale of Portfolio Securities” below.

Temporary Suspension of Certain of the Acquired Portfolio’s Investment Restrictions

Since certain of the Acquired Portfolio’s existing investment restrictions could preclude the Acquired Portfolio from consummating the Reorganization in the manner contemplated in the Plan (e.g., the holding of cash proceeds (in excess of 20% of its assets) from the sale of portfolio securities by the Acquired Portfolio in contemplation of the Reorganization and the acquisition of shares of the Acquiring Portfolio in exchange for the Acquired Portfolio’s assets and liabilities), the Board has authorized the temporary suspension of any investment restriction of the Acquired Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Acquired Portfolio’s investment restrictions will not affect the investment restrictions of the Acquiring Portfolio and will not require the Acquired Portfolio to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization. The Acquired Portfolio will continue to comply with its existing investment restrictions leading up to the consummation of the Reorganization, except as contemplated herein.

Federal Income Tax Consequences

The exchange of Acquired Portfolio assets and liabilities for Acquiring Portfolio Institutional Shares and Open Shares, and the Acquired Portfolio’s distribution of those shares to Acquired Portfolio stockholders in complete liquidation of the Acquired Portfolio are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Portfolio and the Acquiring Portfolio will receive the opinion of Dechert LLP, counsel to the Portfolios, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Acquired Portfolio’s assets and liabilities to the Acquiring Portfolio

40

in exchange solely for Acquiring Portfolio Institutional Shares and Open Shares, followed by the distribution by the Acquired Portfolio of those Acquiring Portfolio Institutional Shares and Open Shares pro rata to Acquired Portfolio stockholders in complete liquidation of the Acquired Portfolio, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Portfolio and the Acquiring Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets and liabilities of the Acquired Portfolio in exchange solely for Acquiring Portfolio Institutional Shares and Open Shares pursuant to the Reorganization; (3) no gain or loss will be recognized by the Acquired Portfolio upon the transfer of its assets and liabilities to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Institutional Shares and Open Shares or upon the distribution of those Acquiring Portfolio Institutional Shares and Open Shares to Acquired Portfolio stockholders in exchange (whether actual or constructive) for their shares of the Acquired Portfolio in liquidation of the Acquired Portfolio pursuant to the Reorganization, expect for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (4) no gain or loss will be recognized by Acquired Portfolio stockholders upon the exchange of their Acquired Portfolio Institutional Shares and Open Shares for Acquiring Portfolio Institutional Shares and Open Shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Portfolio Institutional Shares and Open Shares received by each Acquired Portfolio stockholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Portfolio shares exchanged by such Acquired Portfolio stockholder as part of the Reorganization, and the holding period of those Acquiring Portfolio Institutional Shares and Open Shares received by each Acquired Portfolio stockholder will include the period during which the Acquired Portfolio shares exchanged therefor were held by such Acquired Portfolio stockholder (provided the Acquired Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Acquired Portfolio asset acquired by the Acquiring Portfolio will be the same as the tax basis of such asset to the Acquired Portfolio immediately prior to the Reorganization adjusted for the amount of gain or loss, if any, recognized by the Acquired Portfolio on the transfer, and the holding period of each Acquired Portfolio asset in the hands of the Acquiring Portfolio will include the period during which that asset was held by the Acquired Portfolio (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Acquired Portfolio asset’s holding period).

The Acquired Portfolio and the Acquiring Portfolio have not sought a tax ruling from the IRS. The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Acquired Portfolio stockholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Acquired Portfolio stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of the Acquired Portfolio’s fiscal year ended December 31, 2022, the Acquired Portfolio had unused capital loss carryforwards of approximately $10.8 million of short-term capital losses and $40.8 million of long-term capital losses, all of which can be carried forward for an unlimited period. The amount of the Acquired Portfolio’s capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Acquiring Portfolio, as a result of the Reorganization, will inherit the capital loss carryforwards of the Acquired Portfolio that are not used through the consummation of the Reorganization, though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio. The impact of the loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired portfolio and Acquiring Portfolio at the time of the Reorganization and thus cannot be calculated precisely at this time.

Sale of Portfolio Securities. Management currently estimates that few, if any, of the Acquired Portfolio’s portfolio securities would be sold by the Acquired Portfolio before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that there will be a de minimis amount of brokerage commissions and other transaction costs associated with such portfolio sales, such cost to be borne by the Acquired Portfolio. The amount of the Acquired Portfolio’s portfolio securities that may ultimately be sold by the Acquired Portfolio in connection with the Reorganization, as well as the related transaction costs associated with such sales, will be dependent upon market conditions and portfolio holdings at the time the Acquired Portfolio sells such securities and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold, the Acquired Portfolio’s tax basis in such securities and the availability of capital loss carryforwards. Management currently estimates that the Acquired Portfolio would not recognize gains as a result of the sale of such portfolio securities. If

41

contrary to expectation, the Acquired Portfolio recognizes capital gains in any such sales on a net basis, the gains will be distributed to stockholders and may be taxable to stockholders.

The Acquired Portfolio, the Acquiring Portfolio and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective Portfolio. Any sales of portfolio securities by a Portfolio will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Board’s Approval

The Board has approved the Plan of Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Acquired Portfolio and (2) the interests of stockholders of the Acquired Portfolio will not be diluted as a result of the Reorganization.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Portfolios (File No. 811-06312) are incorporated herein by reference to the Portfolios’ Annual Report for their fiscal years ended December 31, 2022, filed on February 28, 2023.

The financial statements of the Acquired Portfolio and the Acquiring Portfolio, incorporated in this Registration Statement by reference from the Acquired Portfolio and Acquiring Portfolio’s Annual Report on Form N-CSR for the year ended December 31, 2022 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

42

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of February 23, 2023 (the “Plan”), adopted with respect to LAZARD EMERGING MARKETS STRATEGIC EQUITY PORTFOLIO (the “Acquired Portfolio”) and LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO (the “Acquiring Portfolio”), each a series of THE LAZARD FUNDS, INC., a Maryland corporation (the “Company”).

This Plan is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets and liabilities of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for the Acquiring Portfolio’s Institutional Shares and Open Shares (the “Acquiring Portfolio Shares”) of common stock, par value $.001 per share, as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Portfolio Shares to the stockholders of the Acquired Portfolio in liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the “Reorganization”).

The Acquired Portfolio and the Acquiring Portfolio are each series of the Company, a registered, open-end management investment company, and the Acquired Portfolio owns securities which are assets of the character in which the Acquiring Portfolio is permitted to invest.

Both the Acquired Portfolio and the Acquiring Portfolio are authorized to issue their shares of common stock and the Company’s Board of Directors (the “Board”) has determined that the Reorganization is in the best interests of the Acquired Portfolio and that the interests of the Acquired Portfolio’s existing stockholders will not be diluted as a result of the Reorganization.

1.	THE REORGANIZATION.

1.1 Subject to the terms and conditions contained herein, the Acquired Portfolio shall assign, transfer and convey to the Acquiring Portfolio all of the assets of the Acquired Portfolio, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Portfolio shall in exchange therefor (a) deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined as set forth in paragraph 2.3; and (b) assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date, provided for in paragraph 3.1 (the “Closing Date”). In lieu of delivering certificates for the Acquiring Portfolio Shares, the Acquiring Portfolio shall credit the Acquiring Portfolio Shares to the Acquired Portfolio’s account on the books of the Acquiring Portfolio and shall deliver a confirmation thereof to the Acquired Portfolio.

1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Acquired Portfolio, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Acquired Portfolio approved by Lazard Asset Management LLC (“LAM”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Acquired Portfolio’s prior audited period (the “Assets”).

1.3 The Acquired Portfolio will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Portfolio shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Portfolio approved by LAM, as of the Valuation Date, in accordance with GAAP consistently applied from the Acquired Portfolio’s prior audited period. The Acquiring Portfolio shall assume only those liabilities of the Acquired Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4 Delivery of the Acquired Portfolio’s assets shall be made on the Closing Date to State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210, the Acquiring Portfolio’s custodian (the “Custodian”), for the account of the Acquiring Portfolio, with all securities not in bearer or book-entry form duly endorsed, or

A-1

accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Portfolio.

1.5 The Acquired Portfolio will pay or cause to be paid to the Acquiring Portfolio any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Portfolio hereunder. The Acquired Portfolio will transfer to the Acquiring Portfolio any distributions, rights or other assets received by the Acquired Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Portfolio on the Closing Date and shall not be separately valued.

1.6 As soon after the Closing Date as is conveniently practicable, the Acquired Portfolio will distribute pro rata to the holders of record of the Acquired Portfolio’s Institutional Shares and Open Shares, determined as of the close of business on the Closing Date (“Acquired Portfolio Stockholders”), the corresponding class of Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Stockholders and representing the respective pro rata number of the applicable Acquiring Portfolio Shares due such stockholders. All issued and outstanding shares of the Acquired Portfolio simultaneously will be canceled on the books of the Acquired Portfolio and will be null and void. Acquiring Portfolio Shares distributed to Acquired Portfolio Stockholders will be reflected on the books of the Acquiring Portfolio as uncertificated, book-entry shares; the Acquiring Portfolio will not issue share certificates in the Reorganization.

1.7 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent. Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio’s then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquiring Portfolio Shares on the books of the Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

1.9 Any reporting responsibility of the Acquired Portfolio, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio’s existence is terminated.

2.	VALUATION.

2.1 The value of the Acquired Portfolio’s assets to be acquired, and the amount of the Acquired Portfolio’s liabilities to be assumed, by the Acquiring Portfolio hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), and the then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Acquired Portfolio.

2.2 The net asset value of a share of each class of Acquiring Portfolio Shares shall be the net asset value per share of that class computed as of the Valuation Date, using the valuation procedures set forth in the Company’s Charter and the then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Acquired Portfolio.

A-2

2.3 The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s net assets shall be determined by dividing the value of the net assets attributable to the applicable class of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made in accordance with the regular practices of LAM as fund accountant for the Acquired Portfolio and the Acquiring Portfolio.

3.	CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be June 22, 2023, or such other date as the Board may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of LAM, 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, or such other time and/or place as the Board may determine.

3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Portfolio’s assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date. The Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Acquired Portfolio shall be delivered to the Custodian for the account of the Acquiring Portfolio by wire transfer of federal funds on the Closing Date.

3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4 The Acquired Portfolio’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Stockholders and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. The Acquiring Portfolio’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.

3.5 If the Acquired Portfolio is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Acquired Portfolio by the Acquired Portfolio’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Portfolio shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Portfolio or the Custodian, including broker confirmation slips.

4.	conditions precedent.

4.1 The Company’s obligation to implement this Plan on the Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing Date:

(a) The Acquired Portfolio is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Plan.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquired Portfolio’s shares are registered under the Securities Act of 1933, as amended (the “1933

A-3

Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Acquired Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquired Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Portfolio is not, and the Company’s adoption and performance of this Plan on its behalf, will not result, in material violation of the Company’s Charter or the Company’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquired Portfolio or by which the Acquired Portfolio is bound, nor will the Company’s adoption and performance of this Plan on the Acquired Portfolio’s behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquired Portfolio or by which the Acquired Portfolio is bound.

(e) The Acquired Portfolio has no material contracts or other commitments outstanding which will be terminated with liability to it on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio’s properties or assets which, if adversely determined, would materially and adversely affect the Acquired Portfolio’s financial condition or the conduct of the Acquired Portfolio’s business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio’s business or the Acquired Portfolio’s ability to consummate the transactions contemplated herein on the Acquired Portfolio’s behalf.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair values) of the Acquired Portfolio for the Acquired Portfolio’s fiscal years ended December 31, 2018, December 31, 2019, December 31, 2020, December 31, 2021 and December 31, 2022 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates, and there are no known contingent liabilities of the Acquired Portfolio as of such dates not disclosed therein.

(i) Since December 31, 2022, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquired Portfolio (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) stockholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

A-4

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Portfolio. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio’s shares, nor is there outstanding any security convertible into any of the Acquired Portfolio’s shares.

(m) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Portfolio.

(n) The Company’s adoption and performance of this Plan on the Acquired Portfolio’s behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and this Plan will constitute the valid and legally binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The Registration Statement on Form N-14 and the Information Statement/Prospectus contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Acquired Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Acquired Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 The Company’s obligation to implement this Plan on the Acquired Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Acquiring Portfolio is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State or Maryland, and has the power to carry out its obligations under this Plan.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Portfolio’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Portfolio is not, and the Company’s adoption and performance of this Plan on its behalf will not result, in material violation of the Company’s Charter or the Company’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Portfolio or by which the Acquiring Portfolio is bound, nor will the Company’s adoption and performance of this Plan on the Acquiring Portfolio’s behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Portfolio or by which the Acquiring Portfolio is bound.

A-5

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Acquiring Portfolio or any of the Acquiring Portfolio’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or the Acquiring Portfolio’s ability to consummate the transactions contemplated herein on the Acquiring Portfolio’s behalf.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair values) of the Acquiring Portfolio for the Acquiring Portfolio’s fiscal years ended December 31, 2018, December 31, 2019, December 31, 2020, December 31, 2021 and December 31, 2022 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) fairly reflect the financial condition of the Acquiring Portfolio as of such dates.

(h) Since December 31, 2022, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Portfolio (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) stockholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date (including the Acquiring Portfolio Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Portfolio. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.

(l) The Company’s adoption and performance of this Plan on the Acquiring Portfolio’s behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and this Plan will constitute the valid and legally binding obligation of the Company, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Acquiring Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Acquiring Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

A-6

(n) No consideration other than the Acquiring Portfolio Shares will be issued in exchange for the Acquired Portfolio’s assets and liabilities in the Reorganization.

(o) The Acquiring Portfolio does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Portfolio.

5.	COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING portfolio AND The Acquired Portfolio, RESPECTIVELY.

5.1 The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions up to and including the Closing Date, (i) the Acquired Portfolio may dispose of portfolio securities in contemplation of the Reorganization and subsequently hold proceeds of such sales in cash, and (ii) certain of the Acquired Portfolio’s investment restrictions may be suspended in order to consummate the Reorganization.

5.2 Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.3 The Company will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Information Statement/Prospectus to be mailed to Acquired Portfolio Stockholders.

5.4 The Company, on behalf of the Acquiring Portfolio, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5 The Company, on behalf of the Acquired Portfolio, covenants that the Acquired Portfolio is not acquiring the Acquiring Portfolio Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to Acquired Portfolio Stockholders consisting of the Acquiring Portfolio Shares received at the Closing.

6.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Acquiring Portfolio, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan.

6.1 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Portfolio or the Acquiring Portfolio, provided that the Company may waive any of such conditions.

6.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4 The Acquired Portfolio shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Acquired Portfolio Stockholders all of the Acquired Portfolio’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable

A-7

years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for capital loss carryforwards).

6.5 The Company shall have received an opinion of Dechert LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) The transfer of all of the Acquired Portfolio’s assets and liabilities to the Acquiring Portfolio in exchange solely for the Acquiring Portfolio Shares followed by the distribution by the Acquired Portfolio of those Acquiring Portfolio Shares pro rata to Acquired Portfolio Stockholders in complete liquidation of the Acquired Portfolio, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Acquired Portfolio and the Acquiring Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the Acquired Portfolio’s assets and liabilities in exchange solely for Acquiring Portfolio Shares pursuant to the Reorganization; (c) no gain or loss will be recognized by the Acquired Portfolio upon the transfer of the Acquired Portfolio’s assets and liabilities to the Acquiring Portfolio in exchange solely for Acquiring Portfolio or upon the distribution of those Acquiring Portfolio Shares to Acquired Portfolio Stockholders in exchange (whether actual or constructive) for their shares of the Acquired Portfolio in liquidation of the Acquired Portfolio pursuant to the Reorganization, expect for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (d) no gain or loss will be recognized by Acquired Portfolio Stockholders upon the exchange of their Acquired Portfolio shares for the Acquiring Portfolio Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Portfolio Shares received by each Acquired Portfolio Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares exchanged by such Acquired Portfolio Stockholder as part of the Reorganization, and the holding period of those Acquiring Portfolio Shares received by each Acquired Portfolio Stockholder will include the period during which the Acquired Portfolio shares exchanged therefor were held by such Acquired Portfolio Stockholder (provided the Acquired Portfolio shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Acquired Portfolio Asset acquired by the Acquiring Portfolio will be the same as the tax basis of such Asset to the Acquired Portfolio immediately prior to the Reorganization adjusted for the amount of gain or loss, if any, recognized by the Acquired Portfolio on the transfer, and the holding period of each Asset of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which that Asset was held by the Acquired Portfolio (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Acquired Portfolio Asset’s holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Portfolio or the Acquiring Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Acquired Portfolio Stockholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

7.	TERMINATION and amendment OF plan; EXPENSES.

7.1 This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Portfolio’s stockholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2 If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the

A-8

Acquired Portfolio, the Acquiring Portfolio or Board members, officers or stockholders of the Company, as the case may be, in respect of this Plan.

7.3 The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4 LAM shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

8.	WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the stockholders of the Acquired Portfolio or of the Acquiring Portfolio, as the case may be.

9.	MISCELLANEOUS.

9.1 This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Company shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2 This Plan shall bind and inure to the benefit of the Company and its successors and assigns. The Company’s obligations under this Plan are not binding on or enforceable against any of its directors, officers, or stockholders or any series of the Company other than the Acquired Portfolio and the Acquiring Portfolio (each, a “Reorganizing Series”), but are only binding on and enforceable against the Reorganizing Series’ respective property, as provided in the Company’s Charter. The Company, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such directors, officers, or stockholders. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its successors and assigns, any rights or remedies under or by reason of this Plan.

A-9

STATEMENT OF ADDITIONAL INFORMATION

April 6, 2023

Acquisition of the Assets of

LAZARD EMERGING MARKETS STRATEGIC EQUITY PORTFOLIO

(A Series of The Lazard Funds, Inc.)

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

By and in Exchange for
Institutional Shares and Open Shares of

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

(A Series of The Lazard Funds, Inc.)

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated April 6, 2023 relating specifically to the transfer of all of the assets and liabilities of Lazard Emerging Markets Strategic Equity Portfolio (the “Acquired Portfolio”), a series of The Lazard Funds, Inc. (the “Company”), in exchange solely for Institutional Shares and Open Shares of Lazard Emerging Markets Core Equity Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), also a series of the Company. Since there are no outstanding Class R6 Shares of the Acquired Portfolio, no Class R6 Shares will be exchanged in the reorganization. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Portfolios’ Statement of Additional Information dated April 29, 2022, as revised December 30, 2022.

2.	The Portfolios’ Annual Report for the fiscal year ended December 31, 2022.

3.	Pro forma financial information for the combined Acquired Portfolio and Acquiring Portfolio as of December 31, 2022.

DOCUMENTS INCORPORATED BY REFERENCE

The Portfolios’ Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the “Securities Act”), on December 30, 2022 (File No. 33-40682). The financial statements of the Portfolios (File No. 811-06312) are incorporated herein by reference to the Portfolios’ Annual Report for their fiscal years ended December 31, 2022, filed on February 28, 2023.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on February 23, 2023, the Board of Directors of The Lazard Funds, Inc. (the “Company”), on behalf of Lazard Emerging Markets Strategic Equity Portfolio (the “Acquired Portfolio”) and Lazard Emerging Markets Core Equity Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), adopted a Plan of Reorganization pursuant to which the Acquired Portfolio will transfer all of its assets, subject to its liabilities, to the Acquiring Portfolio, in exchange for a number of Institutional Shares and Open Shares of the Acquiring Portfolio equal in value to the assets less liabilities of the Portfolio (the “Exchange”). Since there are no outstanding Class R6 Shares of the Acquired Portfolio, no Class R6 Shares will be exchanged in the reorganization. The Acquiring Portfolio’s Institutional Shares and Open Shares will then be distributed to the Acquired Portfolio’s stockholders on a pro rata basis in liquidation of the Acquired Portfolio, after which the Acquired Portfolio will cease operations and will be terminated as a series of the Company. Stockholders of the Acquired Portfolio will receive Institutional Shares and Open Shares of the Acquiring Portfolio in the Exchange.

The Exchange will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma financial information reflects the financial position of the Acquiring Portfolio and the Acquired Portfolio as of December 31, 2022 and is intended to present certain data as if the reorganization had been consummated on January 1, 2022. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Portfolio for prior periods will not be restated. Following the Exchange, the Acquiring Portfolio will be the accounting survivor. The fiscal year ends are December 31 for both the Acquiring Portfolio and the Acquired Portfolio. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Acquired Portfolio and the Acquiring Portfolio included in the annual report of the Portfolios dated December 31, 2022, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information forms a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each Portfolio and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on January 1, 2022.

Lazard Asset Management LLC (“LAM”) is the investment manager to the Acquiring Portfolio and the Acquired Portfolio. The Acquired Portfolio and the Acquiring Portfolio have each agreed to pay a fee at the annual rate of 1.00% of the value of its respective average daily net assets. LAM will bear the expenses of the Exchange, estimated at $130,000, regardless of whether the Exchange is consummated.

As of December 31, 2022, the net assets of: (i) the Acquired Portfolio were approximately $44.5 million and (ii) the Acquiring Portfolio were approximately $94.5 million. The net assets of the combined fund as of December 31, 2022 would have been approximately $139 million.

On a pro forma basis for the 12 months ended December 31, 2022, the Exchange would result in the following approximate decrease to expenses charged, excluding the non-recurring expenses of the Exchange:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(18,090)	(0.01)%
Professional fees (1)	$(41,780)	(0.03)%
Custodian fees (1)	$0	0.00%
Stockholders’ services (1)	$(5,000)	(0.00)%	[2]
Prospectus and stockholders’ reports (1)	$0	0.00%
Directors’ fees and expenses (1)	$(5,000)	(0.00)%	[2]
Management fees	$0	0.00%
Administration fees	$0	0.00%
Miscellaneous expense (2)	$0	0.00%
Net decrease to expenses	$(69,870)	(0.05)%

(*)	Based on pro forma combined net assets.
2

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.

(2)	Rounds to less than (0.01)%.

Such decreases are to gross expenses and do not reflect the current fee waiver and expense reimbursement arrangements in place with respect to the Portfolios. The amount of “Net decrease to expenses” noted above does not reflect the Acquiring Portfolio’s fee waiver and expense reimbursement arrangement, which is in effect through May 1, 2024.

The Acquired Portfolio and the Acquiring Portfolio have each qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Portfolio intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity. Management currently estimates that few, if any, of the Acquired Portfolio’s portfolio securities will be sold by the Acquired Portfolio before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code, in order to align the Acquired Portfolio’s portfolio with the Acquiring Portfolio’s portfolio (generally, preferred stocks). Based on that assumption, management estimates that a de minimis amount of brokerage commissions and other transaction costs associated with such portfolio sales will be incurred. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold, the Acquired Portfolio’s tax basis in such securities and the availability of capital loss carryforwards. Management currently estimates that the Acquired Portfolio would not recognize gains as a result of the sale of such portfolio securities. If contrary to expectation, the Acquired Portfolio recognizes capital gains in any such sales on a net basis, the gains will be distributed to stockholders and may be taxable to stockholders.

The Exchange is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Stockholders will not recognize any capital gain or loss as a direct result of the Exchange. A stockholder’s tax basis in Acquired Portfolio shares will carry over to the stockholder’s Acquiring Portfolio shares, and the holding period for such Acquiring Portfolio shares will include the holding period for the stockholder’s Acquired Portfolio shares. As a condition to the closing of the Exchange, the Acquired Portfolio and the Acquiring Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s stockholders, or the Acquiring Portfolio as a direct result of the Exchange. The Acquired Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards) prior to the Exchange, which distribution would be taxable to stockholders. Certain tax attributes of the Acquired Portfolio will carry over to the Acquiring Portfolio, including the Acquired Portfolio’s capital loss carryforwards that are not used through the consummation of the Reorganization (though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio). As of the Acquired Portfolio’s fiscal year ended December 31, 2022, the Acquired Portfolio had unused capital loss carryforwards of approximately $10.8 million of short-term capital losses and $40.8 million of long-term capital losses, all of which can be carried forward for an unlimited period. The amount of the Acquired Portfolio’s capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts.

3

the lazard FUNDs, INC.
PART C
OTHER INFORMATION

ITEM 15.	INDEMNIFICATION.

Reference is made to Article EIGHTH of Registrant’s Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of Registrant’s By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference also is made to the Management Agreement and the Distribution Agreement filed as Exhibits (d)(1) and (e), respectively.

ITEM 16.	EXHIBITS.
(1)(a)	Articles of Incorporation(1)
(1)(b)	Articles of Amendment(1)
(1)(c)	Articles of Amendment(1)
(1)(d)	Articles of Amendment(1)
(1)(e)	Articles Supplementary(1)
(1)(f)	Articles Supplementary(1)
(1)(g)	Articles Supplementary(1)
(1)(h)	Articles Supplementary(1)
(1)(i)	Articles Supplementary(1)
(1)(j)	Articles Supplementary(2)
(1)(k)	Articles Supplementary(3)
(1)(l)	Articles of Amendment(6)
(1)(m)	Articles Supplementary(6)
(1)(n)	Articles Supplementary(7)
(1)(o)	Articles Supplementary(8)
(1)(p)	Articles Supplementary(9)
(1)(q)	Articles of Amendment (10)
(1)(r)	Articles Supplementary(11)
(1)(s)	Articles Supplementary(12)
(1)(t)	Articles Supplementary(13)
(1)(u)	Articles Supplementary(14)
(1)(v)	Articles Supplementary(15)
(1)(w)	Articles Supplementary(16)
(1)(x)	Articles Supplementary(17)
(1)(y)	Articles Supplementary(18)
(1)(z)	Articles of Amendment(19)
(1)(aa)	Articles Supplementary(20)
(1)(bb)	Articles Supplementary(21)
(1)(cc)	Articles Supplementary(22)

(1)(dd)	Articles Supplementary(22)
(1)(ee)	Articles of Amendment(22)
(1)(ff)	Articles Supplementary(23)
(1)(gg)	Articles Supplementary(24)
(1)(hh)	Articles Supplementary(25)
(1)(ii)	Articles Supplementary(27)
(1)(kk)	Articles Supplementary(28)
(1)(ll)	Articles of Amendment(29)
(1)(mm)	Articles of Amendment(29)
(1)(nn)	Articles Supplementary(30)
(1)(oo)	Articles of Amendment(32)
(1)(pp)	Articles Supplementary(33)
(1)(qq)	Articles Supplementary(34)
(1)(rr)	Articles of Amendment(36)
(1)(ss)	Articles of Amendment(36)
(1)(tt)	Articles Supplementary(38)
(1)(uu)	Articles of Amendment(39)
(1)(vv)	Articles of Amendment(39)
(1)(ww)	Articles of Amendment(39)
(1)(xx)	Articles of Amendment(40)
(1)(yy)	Articles Supplementary(41)
(1)(zz)	Articles Supplementary(44)
(2)	By-Laws(42)

(4)	Plan of Reorganization(45)

(5)(a)	Form of Management Agreement, as revised(43)
(5)(b)	Form of Expense Limitation Agreement, as revised(45)

(6)	Distribution Agreement, as revised(43)

(8)(a)	Amended and Restated Custodian Agreement(1)
(8)(b)	Amendment to Amended and Restated Custodian Agreement(31)

(9)(a)	Transfer Agency and Service Agreement(1)
(9)(b)	Amendment to Transfer Agency and Service Agreement(1)
(9)(c)	Amendment to Transfer Agency and Service Agreement(26)
(9)(d)	Amendment to Transfer Agency and Service Agreement(35)
(9)(e)	Administration Agreement(4)
(9)(g)	Amendment to Administration Agreement(36)

(10)	Opinion and Consent of Registrant’s Counsel(45)

(11)	Opinion and Consent of Counsel Regarding Tax Matters*

(12)	Consent of Independent Registered Public Accounting Firm(45)

(15)(a)	Distribution and Servicing Plan, as revised(43)
(15)(b)	Form of Financial Intermediary Agreement(26)

(16)	18f-3 Plan, as revised(43)

(18)	Code of Ethics(37)
2

Other Exhibits:

(20)(a)	Power of Attorney of Board Members and Principal Accounting Officer**

(20)(b)	Power of Attorney of Nancy Eckl(45)

*	To be filed by post-effective amendment.
**	Filed herewith.

1.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2003.
2.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 22 filed with the SEC on December 29, 2000.
3.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 25 filed with the SEC on April 30, 2001.
4.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 8 filed with the SEC on October 13, 1995.
5.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 9 filed with the SEC on December 27, 1995.
6.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 31 filed with the SEC on December 3, 2004.
7.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 34 filed with the SEC on July 20, 2005.
8.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 38 filed with the SEC on February 27, 2006.
9.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 42 filed with the SEC on February 13, 2008.
10.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 44 filed with the SEC on April 29, 2008.
11.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 48 filed with the SEC on September 24, 2008.
12.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 51 filed with the SEC on December 22, 2009.
13.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 53 filed with the SEC on April 9, 2010.
14.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 58 filed with the SEC on March 25, 2011.
15.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 62 filed with the SEC on August 12, 2011.
16.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 65 filed with the SEC on November 17, 2011.
17.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 67 filed with the SEC on April 26, 2012.
18.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 69 filed with the SEC on May 23, 2012.
19.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 74 filed with the SEC on June 25, 2013.
20.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 79 filed with the SEC on October 22, 2013.
21.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 81 filed with the SEC on November 25, 2013.
22.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 86 filed with the SEC on April 28, 2014.
23.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 91 filed with the SEC on August 27, 2014.
3

24.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 92 filed with the SEC on September 12, 2014.
25.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 101 filed with the SEC on December 24, 2014.
26.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 103 filed with the SEC on February 20, 2015.
27.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 108 filed with the SEC on May 28, 2015.
28.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 116 filed with the SEC on December 14, 2016.
29.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 118 filed with the SEC on April 28, 2017.
30.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 121 filed with the SEC on September 25, 2017.
31.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 115 filed with the SEC on October 14, 2016.
32.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 125 filed with the SEC on April 26, 2018.
33.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 129 filed with the SEC on October 26, 2018.
34.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 131 filed with the SEC on December 21, 2018.
35.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 133 filed with the SEC on April 29, 2019.
36.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 135 filed with the SEC on February 26, 2020.
37.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 136 filed with the SEC on April 16, 2020.
38.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 139 filed with the SEC on June 29, 2020.
39.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 141 filed with the SEC on February 26, 2021.
40.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 142 filed with the SEC on April 23, 2021.
41.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 144 filed with the SEC on October 28, 2021.
42.	Incorporated by reference from Registrant’s Post-Effective Amendment No.145 filed with the SEC on April 26, 2022.
43.	Incorporated by reference from Registrant’s Post-Effective Amendment No.146 filed with the SEC on October 13, 2022.
44.	Incorporated by reference from Registrant’s Post-Effective Amendment No.147 filed with the SEC on December 27, 2022.
45.	Incorporated by reference from Registrant’s Form N-14 filed with the SEC on March 3, 2023.

ITEM 17.	UNDERTAKINGS.

(1)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.
4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 6th day of April, 2023.

THE LAZARD FUNDS, INC.

By:	/s/ Nathan A. Paul*
Nathan A. Paul, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Nathan A. Paul* Nathan A. Paul	President and Director	April 6, 2023

/s/ Christopher Snively* Christopher Snively	Chief Financial Officer and Principal Accounting Officer	April 6, 2023

/s/ Evan L. Russo* Evan L. Russo	Director	April 6, 2023

/s/ Franci J. Blassberg* Franci J. Blassberg	Director	April 6, 2023

/s/ Kenneth S. Davidson* Kenneth S. Davidson	Director	April 6, 2023

/s/ Nancy A. Eckl* Nancy A. Eckl	Director	April 6, 2023

/s/ Trevor W. Morrison* Trevor W. Morrison	Director	April 6, 2023

/s/ Richard Reiss, Jr.* Richard Reiss, Jr.	Director	April 6, 2023

/s/ Robert M. Solmson* Robert M. Solmson	Director	April 6, 2023

*By:	/s/ Jessica A. Falzone
Attorney-in-fact, Jessica A. Falzone
5

EXHIBIT INDEX

(20)(a)	Power of Attorney of Board Members and Principal Accounting Officer
6